                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT





     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 1, 1998
                                                           ------------


                                   BOLLE INC.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)




   Delaware                     000-23899                  13-3934135
   --------                     ---------                  ----------
  (State of                    (Commission                (IRS Employer
Incorporation)                 File Number)            Identification No.)



Suite B-302, 555 Theodore Fremd Avenue, Rye, New York                10580
-----------------------------------------------------                -----
(Address of principal executive offices)                            Zip Code


Registrant's telephone number, including area code: (914) 967-9475
                                                    --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)



                                   Page 1 of 19.
                    Index to Financial Statements at page 3.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            The following financial Statements are filed as part of this Report.

            (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED: The unaudited interim financial statements of Bill Bass Optical Pty Limited as of and for the six months ended December 31, 1997, required to be provided by Rule 3-05(b) of Regulation S-X.

                         BILL BASS OPTICAL PTY LIMITED
                               A.C.N. 005 741 300


                                  CONSOLIDATED
                              FINANCIAL STATEMENTS
                    FOR THE 6 MONTHS ENDED 31 DECEMBER 1997

                                   UNAUDITED

             BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

                              FINANCIAL STATEMENTS
                    FOR THE 6 MONTHS ENDED 31 DECEMBER 1997

                               A.C.N: 005 741 300






                                    CONTENTS



                                                                      PAGE

Profit and loss account                                                 1

Balance sheet                                                           2

Notes to and forming part of the financial statements                 3-13

BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

PROFIT AND LOSS STATEMENT
6 MONTHS ENDED 31 DECEMBER 1997



                                            NOTE               CONSOLIDATED
                                                                 31/12/97
                                                                    $A


Operating revenue                             2                 13,767,031
                                                               ===========


Operating profit before income tax            3                  1,359,792

Income tax expense
 attributable to operating result             4                    565,862
                                                               -----------

Operating profit after income tax                                  793,930

Retained profits at the beginning                                5,643,204
                                                               -----------

Total available for appropriation                                6,437,134
                                                               -----------

Dividends paid                               19                     75,000

Retained profit at the end                                       6,362,134
                                                               ===========






      The Profit and Loss Statement should be read in conjunction with the following notes.

BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

BALANCE SHEET
AS AT 31 DECEMBER 1997
                                       NOTE             CONSOLIDATED
                                                          31/12/97
                                                             $A
CURRENT ASSETS
Cash                                                      1,134,397
Receivables                             5                 7,094,048
Inventories                             6                 3,344,509
Other                                   7                   129,725
                                                       -------------

TOTAL CURRENT ASSETS                                     11,702,679
                                                       -------------

NON-CURRENT ASSETS
Investments                             8                    23,274
Property, plant and equipment           9                   414,991
Intangibles                             10                  997,500
Other                                   11                   32,166
                                                       -------------

TOTAL NON-CURRENT ASSETS                                  1,467,931
                                                       -------------

TOTAL ASSETS                                             13,170,610
                                                       -------------

CURRENT LIABILITIES
Accounts Payable                        12                3,490,264
Borrowings                              13                2,000,000
Provisions                              14                  968,073
                                                       -------------

TOTAL CURRENT LIABILITIES                                 6,458,337
                                                       -------------

NON-CURRENT LIABILITIES
Accounts Payable                        15                  151,126
Provisions                              16                   85,208
                                                       -------------

TOTAL NON-CURRENT LIABILITIES                               236,334
                                                       -------------

TOTAL LIABILITIES                                         6,694,671
                                                       -------------

NET ASSETS                                                6,475,939
                                                       =============

SHAREHOLDERS' EQUITY
Share capital                           17                   20,000
Reserves                                18                   93,805
Retained Profits                                          6,362,134
                                                       -------------

TOTAL SHAREHOLDERS' EQUITY                                6,475,939
                                                       ============

   The Balance Sheet should be read in conjunction with the following notes.

BILL BASS OPTICAL PTY LIMITED AND CONTROLLED ENTITIES

NOTES TO AND FORMING PART OF THE FINANCIAL STATEMENTS
31 DECEMBER 1997



1.        STATEMENT OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF ACCOUNTING

This special purpose financial report has been prepared for Bolle Inc for filing with the United States of America's Securities and Exchange Commission. The accounting policies used in the preparation of this report, as described below, are consistent with previous periods, and are, in the opinion of the directors appropriate to meet the needs of Bolle Inc.

By virtue of Statement of Accounting Concepts 1 (SAC 1) the requirements of Accounting Standards issued by the Australian Accounting Standards Board and other professional reporting requirements do not have mandatory applicability to Bill Bass Optical Pty Limited in relation to the 6 months ended 31 December 1997 because the directors have determined that the company and the economic entity are not reporting entities. However, the directors have determined that in order for the financial statements to present fairly the consolidated results of operations and state of affairs, the requirements of Accounting Standards and other professional reporting requirements have been complied with, with the exception of the presentation of parent entity financial information and the following:

-AAS22:    Related Party Transactions
-AAS22:    Statement of Cash Flows

These accounting principles differ in certain significant respect from accounting principles generally accepted in the United States of America (refer
Note 22: Differences between Australian and United States Generally Accepted Accounting Principles)


FOREIGN CURRENCIES

Translation of foreign currency transactions

Transactions in foreign currencies of entities within the economic entity are converted to local currency at the rate of exchange ruling at the date of the transaction.

Amounts payable to and by the entities within the economic entity that are outstanding at the balance date and are denominated in foreign currencies have been concerted to local currency using rates of exchange ruling at the end of the financial year.

All resulting exchange differences arising on settlement or re-statement are brought to account in determining the profit or loss for the financial year, and transaction costs, premiums and discounts on forward exchange contracts are deferred and amortised over the life of the contract.

Translation of accounts of overseas operations

All overseas operations are deemed self-sustaining as each is financially and operationally independent of Bill Bass Optical Pty Ltd. The accounts of overseas operations are translated using the current rate method and any exchange differences are taken directly to the foreign currency translation reserve component of shareholders' equity.

INVENTORIES

Inventories are valued at the lower of cost and net realisable value.

Costs incurred in bringing each product to its present location and condition are accounted for as follows:

  o  Raw materials - purchase cost on a first-in-first-out basis; and
  o Finished goods and work-in-progress - cost of direct material and labour and a proportion of manufacturing overheads based on normal operating capacity.

PROPERTY, PLANT AND EQUIPMENT

Cost and Valuation

Property, plant and equipment are carried at cost.

Depreciation

Depreciation is calculated on a reducing balance basis on all plant and equipment other than land & buildings at rates calculated to allocate the cost less estimated residual value at the end of the useful lives of the assets, against revenue over those estimated useful lives.

RECOVERABLE AMOUNT

Non-current assets are not revalued to an amount above their recoverable amount, and where carrying values exceed this recoverable amount assets are written down. In determining recoverable amount the expected net cash flows have been discounted to their present value using a market determined risk adjusted discount rate.

INTANGIBLES

Goodwill

Goodwill is amortised by the straight line method over the period during which benefits are expected to be received. This is taken as being 20 years.

INVESTMENTS

Non-current investments are carried at the lower of cost and recoverable amount.

                                                        CONSOLIDATED
                                                          31/12/97
                                                            $A

2.        OPERATING REVENUE

Including in the operating profit are the following items of operating revenue:

Sales revenue                                            10,799,783
Other revenue
- Management fee - associate                                 45,895
- Exchange gains (net)                                        1,086
- Royalties - other                                          51,635
- Proceeds on sale of non current assets                  2,844,250
- Interest received - other related parties                   5,239
                    - other                                   7,817
- Other                                                      11,326
                                                       -------------

Operating Revenue                                        13,767,031
                                                       =============



3.        OPERATING PROFIT

The operating profit before income tax is              CONSOLIDATED
arrived at after charging the following                  31/12/97
items:                                                      $A

Amortisation of non current assets:
 Borrowing costs                                              249
 Plant and equipment under lease                           33,601
 Goodwill                                                  47,500
Depreciation of plant and equipment                        21,501
Bad debts written off                                       8,458
Bank charges                                               24,321

Finance charges - leases                                   13,422
Interest expenses - director related parties               19,465
                            - other                        72,378
Superannuation contributions                               93,305
Rental - operating leases                                  97,141
Unrealised foreign exchange loss/(gain)                    (1,195)
Net loss/(profit) on disposal of non current assets      (104,510)

Charges to the following provisions:
 Annual leave                                              41,000
 Stock Obsolescence                                        76,200
 Long service leave                                        29,919


4.        INCOME TAX

                                                          CONSOLIDATED
                                                            31/12/97
                                                               $A

The prima facie tax, on operating profit differs from the income tax provided in the accounts as follows:

Prima facie tax on operating profit                           486,045

Tax effect of permanent differences:
 Amortisation of goodwill                                      17,100
 Non deductible entertainment                                   2,439
 Legal Fees                                                       877
 Other items (net)                                              1,494
 Under/(over) provision of previous years                      57,907
                                                           -----------

Income tax expense attributable to operating profit
                                                              565,862
                                                           ===========

5.        RECEIVABLES (CURRENT)

                                                           CONSOLIDATED
                                                             31/12/97
                                                                $A

Trade debtors                                                3,759,875
Provision for doubtful debts                                  (20,000)
                                                           ------------

                                                             3,739,875
                                                           ------------

Sundry debtors                                                  19,844
Short term deposits                                            278,268

Debtor- Brookvale Property                                   2,687,906
Forward exchange contract                                        1,706
Amounts other than trade debts
receivable from other related parties
Director and director- related entities
- director related entities                                      4,134
Other related parties
- associated companies                                         362,315
                                                           ------------

Total receivable                                             7,094,048
                                                           ============

a) Movement in provision for doubtful debts
     - Balance as at 1 July 1997                              (20,000)
     - Write back of previous bad and
        doubtful debts provided for                                  -
                                                           ------------

     - Balance as at 31 December 1997                         (20,000)
                                                           ============


6.        INVENTORIES (CURRENT)

                                                      CONSOLIDATED
                                                        31/12/97
                                                           $A
Raw materials                                               83,354
Finished goods                                           3,337,355
Provision for stock obsolescence                          (76,200)
                                                      -------------

                                                         3,344,509
                                                      =============


7.        OTHER CURRENT ASSETS
                                                      CONSOLIDATED
                                                        31/12/97
                                                           $A
Prepayments                                                  9,236
Future income tax benefit                                  120,489
                                                      -------------

                                                           129,725
                                                      =============

8.        INVESTMENTS (NON-CURRENT)
                                                      CONSOLIDATED
                                                         31/12/97
                                                            $A
Joint venture investment property                           22,187
Shares - unlisted                                            1,087
                                                      -------------

                                                            23,274
                                                      =============

a) Investment in controlled entities comprises:

                                                          Percentage of equity
Name                                                      interest held by the
                                                             economic entity

                                        Country of
                                      Incorporation
                                                                31/12/97
                                                                    %
Parkhurst Oaks Pty Ltd                  Australia                  100
- ordinary shares

Bolle Asia Ltd                          Hong Kong                  100
- ordinary shares



9.        PROPERTY, PLANT AND EQUIPMENT

                                               CONSOLIDATED
                                                 31/12/97
                                                    $A
Leasehold improvement
- At cost                                           6,445
                                                ----------
                                                    6,445

Office furniture
- At cost                                         257,921
- Provision for depreciation                    (165,898)
                                                ----------

                                                   92,023
                                                ----------

9.        PROPERTY, PLANT AND EQUIPMENT - CONTINUED

                                                CONSOLIDATED
                                                  31/12/97
                                                     $A
Furniture and fittings
 - At cost                                            61,301
 - Provision for depreciation                        (36,287)
                                                 -----------

                                                      25,014
                                                 -----------

Motor vehicles
 - At cost                                            69,684
 - Provision for depreciation                        (24,164)
                                                 -----------

                                                      45,520
                                                 -----------

Motor vehicles under lease
 - At cost                                           374,619
 - Provision for depreciation                       (128,630)
                                                 -----------

                                                     245,989
                                                 -----------


Total Property, Plant and Equipment
 - At cost                                           769,970
 - Provision for depreciation                        354,979
                                                 ===========

Total written down amount                            414,991
                                                 ===========

10.       INTANGIBLES

                                                CONSOLIDATED
                                                  31/12/97
                                                     $A
Goodwill
 - At cost                                         1,900,000
 - Provision for amortisation                       (902,500)
                                                 ===========

                                                     997,500
                                                 ===========

11.       OTHER NON CURRENT ASSETS
                                               CONSOLIDATED
                                                 31/12/97
                                                    $A
Borrowing costs
 - At cost                                          2,488
 - Provision for amortisation                        (997)
                                                ---------

                                                    1,497
                                                ---------

Future income tax benefit                          30,675
                                                =========

                                                   32,166
                                                =========



12.       ACCOUNTS PAYABLE (CURRENT)

Trade creditors - others                        1,378,843
Amounts other than trade debts payable to:
 - Ultimate parent entity                         660,995
Directors and director-related entities:
 - Loan from directors                                820
 - Director related entities                      497,091
Other unsecured loans                              37,144
Other creditors                                   835,505
Lease liability                                    79,866
                                                ---------
                                                3,490,264
                                                =========



13.       BORROWINGS (CURRENT)

Bills payable                                   1,500,000
Bank loan                                         500,000
                                                ---------

                                                2,000,000
                                                =========

14.       PROVISIONS (CURRENT)
                                               CONSOLIDATED
                                                 31/12/97
                                                    $A
Provision for income tax                          815,556
Provision for discount                              9,500
Provision for employee entitlements               143,017
                                              ------------

                                                  968,073
                                              ============


15.       ACCOUNTS PAYABLE
          (NON CURRENT)
                                               CONSOLIDATED
                                                 31/12/97
                                                    $A
Lease liability                                   151,126
                                              ------------

                                                  151,126
                                              ============


16.     PROVISIONS
        (NON CURRENT)
                                               CONSOLIDATED
                                                 31/12/97
                                                    $A
Provision for employee entitlements                85,208
                                              ------------

                                                   85,208
                                              ============



17.       SHARE CAPITAL
                                               CONSOLIDATED
                                                 31/12/97
                                                    $A
Authorised Capital
10,000,000 ordinary  shares                    10,000,000
                                              ============

Issued and Fully Paid
20,000 ordinary shares                             20,000
                                              ============

18.       RESERVES
                                                             CONSOLIDATED
                                                               31/12/97
                                                                  $A
Foreign currency translation                                     93,805
                                                             ===========

Movement in foreign currency translation reserve:
 - Balance as at 1 July 1997                                      9,609
 - Gain/(loss) on translation of overseas
    controlled entities                                          84,196
                                                             ===========

Balance as at 31 December 1997                                   93,805
                                                             ===========


19.       DIVIDENDS PAID
                                                             CONSOLIDATED
                                                               31/12/97
                                                                  $A
Dividends paid during the 6 months:
- Franked dividends                                              75,000
                                                             ===========


20.       EXPENDITURE COMMITMENTS
                                                             CONSOLIDATED
                                                               31/12/97
                                                                  $A
Finance leases:
- Not later than one year                                       102,545
- Later than one year and not later than
   two years                                                    121,698
- Later than two years and not later than
  five years                                                     39,392
                                                             ----------

Total minimum lease payments                                    263,635
Future finance charges                                          (32,643)
                                                             ==========

                                                                230,992
                                                             ==========

Current liability                                                79,866
Non-current liability                                           151,126
                                                             ==========

                                                                230,992
                                                             ==========

21.       SEGMENT INFORMATION

The economic entity operates predominantly in the one industry segment, namely wholesaler of sunglasses, clothing and accessories.

22. DIFFERENCES BETWEEN AUSTRALIAN AND UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES

          United States generally accepted accounting principles ("US GAAP") require certain additional financial statement disclosures beyond those required by accounting principles generally accepted in Australia ("Australian GAAP"). These additional disclosures have not been included in the notes to financial statements as they are not required in financial statements of foreign businesses prepared in accordance with Item 17 of Form 20-F. With respect to the Company's financial statements there are no material measurement differences between Australian accounting standards issued by the Australian Accounting Standards Board and other professional reporting requirements and US GAAP.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 15, 1998                 BOLLE INC.


                                         /s/ Ian Ashken
                                         ------------------------
                                         By:  Ian G.H. Ashken
                                         Title:  Chief Financial Officer

                         INDEX TO FINANCIAL STATEMENTS


-------------------------------------------------------------------------------
Document                                                               Page
-------------------------------------------------------------------------------
The unaudited interim financial statements of Bill Bass Optical Pty      3
Limited as of and for the six months ended December 31, 1997, required to be provided by Rule 3-05(b) of Regulation S-X.
-------------------------------------------------------------------------------